DEAR FELLOW SHAREHOLDERS:

    As will be discussed in more detail below, above trend economic growth combined with incipient signs of rising inflation caused the Federal Reserve (the "Fed") to tighten monetary policy. Over the past year, the federal funds rate has been increased a total of 175 basis points in an attempt to slow the economy's above trend growth. The rise in short-term interst rates greatly increased the interest expense to the Fund by increasing the cost of leverage through higher commercial paper rates. For example, approximately one year ago, five-month commercial paper rates were around 4.85 percent as compared to 6.70 percent now. The increased cost is a direct reduction to net investment income, from which dividends are paid. As a result of the reduction in net investment income, your Board of Directors reluctantly decided that it was necessary to better align the Fund's dividend policy with the Fund's earnings capabilities. Therefore, the monthly dividend was reduced from 9.8 cents per share to 8.5 cents per share effective with the March 31, 2000 dividend. Based on the price of the common stock at the end of June of $11.375, the current monthly dividend provided an annualized distribution rate of 8.97 percent. Finally, perhaps reflecting the fixed income market's general uneasiness concerning monetary policy, the closing stock price represented a 6.80 percent discount to net asset value (NAV).

    As the millennium opened, the fixed income markets braced for the worst as fourth quarter and first quarter GDP growth proved to be stronger than market expectations. The GDP reports showed growth of 7.3 percent and 5.4 percent, respectively. Consumer spending, the engine of growth, provided most of the increase as spendable income continued to be lifted by wage gains, stock market advances and housing appreciation. Since year-end, the Fed raised short-term interest rates 100 basis points and put the fixed income markets on notice that it will continue to boost interest rates until economic growth slows to a non-inflationary rate. That rate is generally thought to be approximately 3.5 percent. Underscoring the Fed's concerns about rising inflation, there have been several recent economic reports suggesting that the inflation "genie" may be out of the bottle. The Fed worries that with foreign economies strengthening, growing evidence that U.S. firms' pricing power has improved somewhat, higher crude oil and other commodity prices and higher labor costs, rising pricing pressures may be beginning to work their way through production and distribution channels.

    Given the uncertainty caused by the Fed's efforts to slow down economic growth, it was not surprising that the fixed income markets reported less than stellar investment returns for the first half of 2000. For example, the Lehman Brothers Aggregate Index had a first half total return of 3.99 percent. The Lehman Index's performance was helped by its nearly 31 percent holding of U.S. Treasury securities whose prices were uniquely helped by some technical events. For example, record federal budget suplus allowed the Treasury to both buyback more and issue fewer securities. Both of these events helped U.S. Treasury securities to generally outperform other bond market sectors. Because of the Fund's income orientation, it had nearly 86 percent of its assets invested in other than U.S. Treasury securities. As a result, the Fund's first half NAV performance was 1.64 percent as reported by Lipper, Inc. However, the total return of the common stock compared favorably to the major stock market indices. For example, the six month total rate of return of the common stock was a positive 3.00 percent

(June 30, 2000 closing price of $11.375 plus accumulated first-half dividends of 53.6 cents divided by the year-end closing price of $11.563 equals 3.00 percent). In comparison, both the Standard & Poor's 500 Index and the Dow Jones Industrial Average were down 0.42 and 8.45 percent, respectively.

    Despite the impact of Fed tightening on the Fund's fixed income assets, we are hopeful that most of the damage is behind us. We believe the Fed wants only to slow down economic growth and not end growth altogether. Indeed, recent economic reports suggest that economic growth may have already slowed enough to indicate that the current tightening cycle may be close to over. For example, recent reports suggest that consumer spending on housing, autos and retail sales may be slowing. In addition, labor market growth appears to be slowing. These observations give us some confidence that perhaps an August tightening may be the last for this cycle. The implications of this would be an improved second half fixed income market environment and lower short-term interest rates in 2001.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchse shares in the open market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 16. We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries
Francis E. Jeffries, CFA
Chairman

                                 PROXY RESULTS
At the May 31, 2000 annual meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposals. The description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------
                                                              SHARES VOTED     SHARES
                                                                  FOR        ABSTAINING
---------------------------------------------------------------------------------------

1. To elect three directors to serve until the Annual
   Meeting in the year indicated below or until their
   successors are duly elected and qualified:
               William N. Georgeson (2003)                     21,086,099       369,349
                Francis E. Jeffries (2003)                     21,120,397       335,051
                Eileen A. Moran (2003)                         21,116,289       339,159

  Directors whose term of office continued beyond this meeting are as follows:
  E. Virgil Conway, William W. Crawford, Philip R. McLoughlin, Everett L. Morris,
Richard A. Pavia and Harry Dalzell-Payne

-----------------------------------------------------------------------------------------
                                                 SHARES VOTED   SHARES VOTED     SHARES
                                                     FOR          AGAINST      ABSTAINING
-----------------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP
   as independent auditors for the Fund's
   fiscal year ending December 31, 2000.          21,086,625        146,958       221,865
-----------------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                RATINGS
                                                           ------------------
PRINCIPAL                                                            STANDARD      MARKET
 AMOUNT                                                                 &          VALUE
  (000)                      DESCRIPTION                   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------------  -------   --------   ------------
            / / LONG-TERM INVESTMENTS--138.3%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS--23.7%
            Government National Mortgage Association
            Pass-Through Certificates,
$  1,741    8.00%, 7/15/23...............................  Aaa       AAA        $  1,764,175
   4,451    8.00%, 8/15/23...............................  Aaa       AAA           4,510,928
   2,103    8.00%, 5/15/24...............................  Aaa       AAA           2,129,526
   1,167    7.00%, 3/15/26...............................  Aaa       AAA           1,135,471
   2,244    7.50%, 5/15/26...............................  Aaa       AAA           2,228,985
            U.S. Treasury Bonds,
  12,900    10.750%, 2/15/03.............................  Aaa       AAA          14,212,140
  40,000    10.375%, 11/15/12............................  Aaa       AAA          49,212,450
                                                                                ------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (cost $80,003,334)...........................                         75,193,675
                                                                                ------------

            BONDS--114.6%
            AUTO & TRUCK--1.5%
   5,000    General Motors Corporation,
            8.10%, 6/15/24...............................  A2        A             4,970,225
                                                                                ------------

            BROADCASTING & PUBLISHING--2.2%
   6,550    Continental Cablevision, Inc.,
            9.50%, 8/01/13...............................  A2        AA-           6,882,609
                                                                                ------------
            FINANCIAL--15.9%
  10,000    American Express Co.,
            8.625%, 5/15/22..............................  A1        A+           10,325,149
   8,000    Citicorp Capital II,
            8.015%, 2/15/27..............................  Aa3       A             7,412,960
   7,000    Countrywide Capital I,
            8.00%, 12/15/26..............................  A3        BBB+          5,804,610
  10,000    Great Western Financial Trust II,
            8.206%, 2/01/27..............................  A3        BBB-          8,730,200
  10,000    KeyCorp Institution Capital B,
            8.25%, 12/15/26..............................  A1        BBB           8,950,100
  10,000    NationsBank Capital Trust IV,
            8.25%, 4/15/27...............................  Aa2       A-            9,125,050
                                                                                ------------
                                                                                  50,348,069
                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                RATINGS
                                                           ------------------
PRINCIPAL                                                            STANDARD      MARKET
 AMOUNT                                                                 &          VALUE
  (000)                      DESCRIPTION                   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------------  -------   --------   ------------
            INDUSTRIAL--48.6%
$  5,000    Archer-Daniels-Midland Company,
            8.125%, 6/01/12..............................  A1        A+         $  5,094,150
   5,000    Coca-Cola Enterprise Inc.,
            8.50%, 2/01/12...............................  A2        A             5,284,075
  15,000    Dayton Hudson Corp.,
            8.50%, 12/01/22..............................  A2        A-           15,182,399
   3,450    Fort James Corporation,
            9.25%, 11/15/21..............................  Baa2      BBB           3,734,625
  10,000    Georgia Pacific Corp.,
            9.625%, 3/15/22..............................  Baa2      BBB-         10,486,950
   3,000    8.625%, 4/30/25..............................  Baa2      BBB-          2,813,190
  10,250    McDonnell Douglas Corporation,
            9.75%, 4/01/12...............................  A2        AA-          11,391,490
   5,000    Nova Gas Transmissions Limited,
            7.875%, 4/01/23..............................  A2        A-            5,137,325
   5,000    Occidental Petroleum Corporation,
            9.25%, 8/01/19...............................  Baa3      BBB-          5,449,350
   5,000    8.75%, 1/15/23...............................  Baa3      BBB-          5,119,225
  15,000    Phillips Petroleum Company,
            8.49%, 1/01/23...............................  Baa2      BBB          14,652,075
   9,000    Ralston Purina Co.,
            8.125%, 2/01/23..............................  A3        BBB+          8,520,075
  10,000    Sears Roebuck and Co.,
            9.375%, 11/01/11.............................  A3        A-           10,664,350
   5,000    Sun Company, Inc.,
            9.00%, 11/01/24..............................  Baa2      BBB           5,294,550
   5,275    Tele-Communications, Inc.,
            10.125%, 4/15/22.............................  A2        AA-           6,386,917
   3,200    9.875%, 6/15/22..............................  A2        AA-           3,794,448
   5,000    Time Warner Entertainment Company, L.P.,
            8.875%, 10/01/12.............................  Baa2      BBB           5,237,125
  12,000    Time Warner Inc.,
            9.15%, 2/01/23...............................  Baa3      BBB          13,062,840
  10,000    Trans-Canada Pipelines Limited,
            9.875%, 1/01/21..............................  A2        A-           11,297,950
   5,000    USX Corporation,
            9.375%, 2/15/12..............................  Baa1      BBB           5,527,725
                                                                                ------------
                                                                                 154,130,834
                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                RATINGS
                                                           ------------------
PRINCIPAL                                                            STANDARD      MARKET
 AMOUNT                                                                 &          VALUE
  (000)                      DESCRIPTION                   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------------  -------   --------   ------------
            TELEPHONE--18.6%
$ 10,500    AT&T Corp.,
            8.35%, 1/15/25...............................  A1        AA-        $ 10,111,814
  10,000    Bell Canada Inc.,
            9.50%, 10/15/10..............................  A2        A+           11,109,600
   6,500    GTE Northwest Incorporated,
            7.875%, 6/01/26..............................  AA3       A+            6,023,160
  10,000    MCI Communications Corp.,
            8.25%, 1/20/23...............................  A3        A-           10,180,700
   5,000    New York Telephone Co.,
            8.625%, 11/15/10.............................  A1        A+            5,284,875
  10,125    Sprint Corp.,
            9.25%, 4/15/22...............................  Baa1      BBB+         11,248,723
   5,000    Worldcom Inc.,
            8.25%, 5/15/10...............................  A3        A-            5,137,675
                                                                                ------------
                                                                                  59,096,547
                                                                                ------------
            UTILITIES--ELECTRIC--27.8%
  10,000    Arizona Public Service Co.,
            8.00%, 2/01/25...............................  Baa1      A-            9,364,099
  10,000    Boston Edison Co.,
            7.80%, 3/15/23...............................  A1        A-            9,228,100
  10,000    CalEnergy Company, Inc.,
            8.48%, 9/15/28...............................  Baa3      BBB-         10,136,799
  17,438    ComEd Financing II,
            8.50%, 1/15/27...............................  Baa3      BBB-         16,860,278
   6,000    Dayton Power & Light Co.,
            8.15%, 1/15/26...............................  A2        BBB+          5,647,530
   1,500    Houston Lighting & Power Company,
            7.75%, 3/15/23...............................  A3        BBB+          1,356,532
   5,000    Hydro-Quebec,
            9.50%, 11/15/30..............................  A2        A+            6,056,375
  10,000    Pacific Gas & Electric Co.,
            8.25%, 11/01/22..............................  A1        AA-           9,972,700
   5,000    Pennsylvania Power & Light Co.,
            8.50%, 5/01/22...............................  A3        A-            5,324,225
  10,000    Texas Utilities Electric Co.,
            8.875%, 2/01/22..............................  A3        BBB+          9,773,400

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                RATINGS
                                                           ------------------
PRINCIPAL                                                            STANDARD      MARKET
 AMOUNT                                                                 &          VALUE
  (000)                      DESCRIPTION                   MOODY'S    POOR'S      (NOTE 1)
---------   ---------------------------------------------  -------   --------   ------------
$  5,000    Western Resources, Inc.,
            7.125%, 8/01/09..............................  Ba2       BB-        $  4,427,900
                                                                                ------------
                                                                                  88,147,938
                                                                                ------------
            TOTAL BONDS (cost $391,527,944)..............                        363,576,222
                                                                                ------------
            TOTAL LONG-TERM INVESTMENTS
            (cost $471,531,278)..........................                        438,769,897
                                                                                ------------

            / / SHORT-TERM INVESTMENTS--10.9%
            COMMERCIAL PAPER--4.5%
            General Electric Capital Corp.,
   2,200    6.52%, 7/28/00.............................................     2,200,000
   2,200    6.57%, 08/3/00.............................................     2,200,000
   9,999    J.P. Morgan & Co.
            6.6832%, 7/06/00(a)........................................     9,999,370
                                                                         ------------
            TOTAL COMMERCIAL PAPER.....................................    14,399,370
                                                                         ------------
            TIME DEPOSITS--6.4%
  10,000    Barclay Bank PLC London,
            7.1875%, 7/03/00...........................................    10,000,000
  10,181    Rabobank Nederland N.V. London,
            7.00%, 7/03/00.............................................    10,181,000
                                                                         ------------

            TOTAL TIME DEPOSITS (cost $20,181,000).....................    20,181,000
                                                                         ------------

            TOTAL SHORT- AND MEDIUM-TERM INVESTMENTS
            (cost $34,580,370).........................................    34,580,370
                                                                         ------------

            TOTAL INVESTMENTS--149.2%
            (cost $506,111,648) (Note 3)...............................   473,350,267
            Liabilities, less cash and other assets--(49.2%)...........  (156,009,514)
                                                                         ------------
            NET ASSETS--100%...........................................  $317,340,753
                                                                         ============

----------------------------
 (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $506,111,648)...................  $473,350,267
Cash........................................................    10,711,094
Interest receivable.........................................    10,087,456
Prepaid assets and other assets.............................        44,304
                                                              ------------
    Total assets............................................   494,193,121
                                                              ------------

LIABILITIES
Commercial paper (Note 5)...................................   141,016,774
Payable upon return of securities loaned (Note 4)...........    30,180,370
Payable for securities purchased............................     5,155,879
Investment advisory fee payable (Note 2)....................       188,925
Administrative fee payable (Note 2).........................        39,058
Accrued expenses and other liabilities......................       271,362
                                                              ------------
    Total liabilities.......................................   176,852,368
                                                              ------------
NET ASSETS..................................................  $317,340,753
                                                              ============

CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,015,314 shares issued and outstanding (Note 6).........  $    260,153
Additional paid-in capital..................................   357,768,335
Distributions in excess of net investment income............    (1,109,511)
Accumulated net realized loss on investment transactions....    (6,816,843)
Net unrealized depreciation on investments..................   (32,761,381)
                                                              ------------
NET ASSETS..................................................  $317,340,753
                                                              ============

Net asset value per share of common stock:
  ($317,340,753 DIVIDED BY 26,015,314 shares of common stock
  issued and outstanding)...................................  $      12.20
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income...........................................  $ 19,166,306
  Security lending fee income...............................        25,035
                                                              ------------

    Total investment income.................................    19,191,341
                                                              ------------
EXPENSES
  Investment advisory fee (Note 2)..........................     1,151,629
  Administrative fee (Note 2)...............................       239,578
  Commercial paper fee......................................       137,223
  Directors' fees...........................................       110,520
  Commissions expense--commercial paper.....................        72,294
  Transfer agent fee and expenses...........................        59,655
  Professional fees.........................................        33,880
  Custodian fee and expenses................................        26,224
  Reports to shareholders...................................        17,501
  Registration fee..........................................        16,082
  Other.....................................................         4,547
                                                              ------------

  Total operating expenses (before interest expense)........     1,869,133
  Interest expense--commercial paper (Note 5)...............     4,327,336
                                                              ------------

    Total expenses..........................................     6,196,469
                                                              ------------

         Net investment income..............................    12,994,872
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions..............     1,366,999
  Net change in unrealized depreciation on investments......    (9,252,515)
                                                              ------------
    Net realized and unrealized loss on investments.........    (7,885,516)
                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $  5,109,356
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
    Interest received.......................................  $  19,310,146
    Expenses paid...........................................     (1,844,632)
    Interest expense paid...................................     (4,433,907)
    Purchase of long-term portfolio investments.............    (29,086,663)
    Proceeds from sale of long-term portfolio investments...     34,995,765
    Net proceeds from sales in excess of purchases of
    short-term portfolio investments........................        998,158
                                                              -------------
    Net cash provided from operating activities.............     19,938,867
                                                              -------------

Cash flows provided from (used for) financing activities:
    Net cash used for securities loaned.....................     (2,898,158)
    Net cash provided from commercial paper.................        402,526
    Cash dividends paid to shareholders.....................    (13,944,214)
                                                              -------------
    Net cash used for financing activities..................    (16,439,846)
                                                              -------------

Net increase in cash........................................      3,499,021
    Cash at beginning of period.............................      7,212,073
                                                              -------------
    Cash at end of period...................................  $  10,711,094
                                                              =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations........  $   5,109,356
                                                              -------------
    Decrease in investments.................................      1,738,529
    Net realized gain on investment transactions............     (1,366,999)
    Net change in unrealized depreciation on investments....      9,252,515
    Decrease in interest receivable.........................        131,657
    Decrease in commercial paper discount...................       (106,571)
    Decrease in prepaid assets and other assets.............         12,800
    Increase in payable for investments purchased...........      5,155,879
    Decrease in investment advisory fee payable.............         (7,655)
    Decrease in administrative fee payable..................         (2,371)
    Increase in accrued expenses and other liabilities......         21,727
                                                              -------------
         Total adjustments..................................     14,829,511
                                                              -------------
Net cash provided from operating activities.................  $  19,938,867
                                                              =============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED          FOR THE
                                                    JUNE 30, 2000           YEAR ENDED
                                                     (UNAUDITED)        DECEMBER 31, 1999
                                                  ------------------    ------------------
OPERATIONS
  Net investment income.......................       $ 12,994,872          $ 27,581,499
  Net realized gain on investment
    transactions..............................          1,366,999             3,343,252
  Net change in unrealized
    appreciation/depreciation on
    investments...............................         (9,252,515)          (58,962,144)
                                                     ------------          ------------
  Net increase (decrease) in net assets
    resulting from operations.................          5,109,356           (28,037,393)
                                                     ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.......................        (13,944,214)          (30,594,013)
                                                     ------------          ------------

  Total decrease..............................         (8,834,858)          (58,631,406)

NET ASSETS
  Beginning of period.........................        326,175,611           384,807,017
                                                     ------------          ------------

  End of period...............................       $317,340,753          $326,175,611
                                                     ============          ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                          FOR THE
                                      SIX MONTHS ENDED                       FOR THE YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2000     ------------------------------------------------------------------------
                                        (UNAUDITED)          1999           1998           1997           1996           1995
                                      ----------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................      $  12.54         $  14.79       $  14.48       $  13.80       $  14.81       $  12.18
                                          --------         --------       --------       --------       --------       --------
  Net investment income.............          0.50             1.06           1.06           1.08           1.10           1.09
  Net realized and unrealized
    gain (loss) on investment
    transactions....................         (0.30)           (2.13)          0.43           0.78          (1.03)          2.72
                                          --------         --------       --------       --------       --------       --------
Net increase (decrease) from
  investment operations.............          0.20            (1.07)          1.49           1.86           0.07           3.81
                                          --------         --------       --------       --------       --------       --------

Distributions from net investment
  income............................         (0.54)           (1.18)         (1.18)         (1.18)         (1.08)         (1.11)

Distributions in excess of net
  investment income.................            --               --             --             --             --          (0.07)
                                          --------         --------       --------       --------       --------       --------
Total distributions.................         (0.54)           (1.18)         (1.18)         (1.18)         (1.08)         (1.18)
                                          --------         --------       --------       --------       --------       --------

Net asset value, end of period(1)...      $  12.20         $  12.54       $  14.79       $  14.48       $  13.80       $  14.81
                                          ========         ========       ========       ========       ========       ========
Per share market value, end of
  period(1).........................      $  11.25         $11.5625       $ 15.375       $14.4375       $ 12.875       $ 13.875
                                          ========         ========       ========       ========       ========       ========

TOTAL INVESTMENT
    RETURN(2).........................          3.01%          -18.32%         15.24%         22.21%          0.69%         36.21%

RATIOS TO AVERAGE
    NET ASSETS(3)
Operating expenses(4).................          1.04%(5)         1.01%          0.91%          0.80%          0.80%          0.78%
Commercial paper expenses.............          2.85%(5)         2.25%          2.22%          2.35%          2.30%          2.52%
Net investment income.................          8.16%(5)         7.84%          7.26%          7.84%          8.02%          7.92%

SUPPLEMENTAL DATA
Portfolio turnover....................             8%              17%            10%            12%            13%             5%
Net assets, end of period (000).......      $317,341         $326,176       $384,807       $376,685       $358,941       $385,329
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of
  period (000)........................      $143,000         $143,000       $143,000       $143,000       $143,000       $143,000
Average daily amortized cost
    of commercial paper
    outstanding (000).................      $141,229         $141,157       $141,063       $141,704       $141,322       $141,369
Asset coverage per $1,000 at end of
  period..............................      $  3,209         $  3,268       $  3,684       $  3,625       $  3,501       $  3,704

------------------------------------

(1) Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

    Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

    The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

    Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $8,183,842 at December 31, 1999, of which $3,401,429 expires in 2002 and $4,782,413 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

    The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the
"Administrator").

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

    The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage), subject to a monthly minimum of $12,500.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

    For the six months ended June 30, 2000, the Fund had purchases of $34,242,542 and sales of $34,995,765 of investment securities, other than short-term investments. For the six months ended June 30, 2000, the Fund had no purchases or sales of U.S. Government securities.

    The Federal income tax basis of the Fund's investments at June 30, 2000 was $506,111,648, and accordingly, net unrealized depreciation aggregated $32,761,381 of which $519,050 related to appreciated securities and $33,280,430 related to depreciated securities.

NOTE 4.  SECURITY LENDING

    The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    As of June 30, 2000, the Fund's custodian held cash and short-term investments having an aggregate value of $30,180,370 as collateral for portfolio securities loaned having a market value of $28,976,239.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5.  COMMERCIAL PAPER

    As of June 30, 2000, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,016,774. The average discount rate of commercial paper outstanding at June 30, 2000 was 6.44%. The average daily balance of commercial paper outstanding for the six months ended June 30, 2000 was $141,228,503 at a weighted average discount rate of 6.1663%. The maximum amount of commercial paper outstanding at any time during the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.18% per annum on the unused balance. During the six months ended June 30, 2000, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

    There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at June 30, 2000, Phoenix Investment Partners Ltd. owned 14,948 shares.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
    Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent"), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

    The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if
(2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to shareholders.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

    The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

    The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

    Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

DIRECTORS
Francis E. Jeffries, CHAIRMAN
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS
Francis E. Jeffries
PRESIDENT & CHIEF EXECUTIVE OFFICER
Dennis A. Cavanaugh
SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER & ASSISTANT TREASURER Nancy J. Engberg
SECRETARY

INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
DUFF & PHELPS UTILITY
AND CORPORATE BOND TRUST

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      SEMI-ANNUAL REPORT
        JUNE 30, 2000